Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Global Biotechnology Fund, Scudder Japanese Equity Fund, Scudder Top 50 US Fund, a series of Scudder Investors Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                  /s/Richard T. Hale
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder Global Biotechnology
                                                Fund, Scudder Japanese Equity
                                                Fund, Scudder Top 50 US Fund,
                                                a series of Scudder Investors
                                                Funds, Inc.



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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Global Biotechnology Fund, Scudder Japanese Equity Fund, Scudder Top 50 US Fund, a series of Scudder Investors Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                /s/Charles A. Rizzo
                                              Charles A. Rizzo
                                              Chief Financial Officer
                                              Scudder Global Biotechnology
                                              Fund, Scudder Japanese Equity
                                              Fund, Scudder Top 50 US Fund,
                                              a series of Scudder Investors
                                              Funds, Inc.